Stein Roe Advisor Mutual Funds

Annual Report
 Sept. 30, 1997

International Funds

           Advisor International Fund

Contents




Performance................................................................ 1
   How the Stein Roe Advisor International Fund has done over time

Q&A........................................................................ 2
   Interview with the portfolio managers and a summary of investment activity

Investments................................................................ 5
   A complete list of investments with market values

Financial Statements....................................................... 9
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.............................................. 15

Financial Highlights....................................................... 18
   Selected per-share data

Report of Independent Public Accountants................................... 20

Fund Performance



There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns


                                     Periods ended Sept. 30, 1997

                                   PAST 1      PAST 3        LIFE
                                     YEAR       YEARS   OF FUND(1)


ADVISOR INTERNATIONAL FUND          8.86%       5.17%       6.04%
MSCI EAFE                          12.18        8.83        7.54



Investment Comparison*
COMPARISON of change in value of a $10,000 investment.



                     Advisor
  Date               International Fund    MSCI EAFE

   3/31/94           10000                 10000
   6/30/94            9990                 10058
   9/30/94           10610                 10068
  12/31/94           10097                  9965
   3/31/95            9535                 10151
   6/30/95            9994                 10224
   9/30/95           10475                 10650
  12/31/95           10489                 11082
   3/31/96           10913                 11402
   6/30/96           11575                 11582
   9/30/96           11337                 11567
  12/31/96           11364                 11752
   3/31/97           11500                 11598
   6/30/97           12838                 13069
   9/30/97           12342                 12977

* Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F International Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor International Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

1 SR&F International Portfolio Inception Date March 1, 1994. Index returns are calculated on a monthly basis; therefore, index returns marked "Life of Fund' are calculated from the month-end results that fell closest to SR&F International Portfolio's inception date.

Fund Data

   Investment Objective:

   Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the Portfolio will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

Q&A

AN INTERVIEW WITH BRUNO BERTOCCI AND DAVID HARRIS, PORTFOLIO MANAGERS OF ADVISOR INTERNATIONAL FUND



Q: HOW DID THE FUND PERFORM DURING THE PAST YEAR?
A: For the 12-months ended Sept. 30, 1997, the Fund returned 8.86 percent.
That trailed the Morgan Stanley International Europe, Australia and Far East Index (MSCI EAFE) return of 12.18 percent and the 18.59 percent return of the Lipper peer group median, for the same time period. The Fund's long-term return of 5.17 percent for the three-year period ended Sept. 30, 1997, trailed the MSCI EAFE by 3.66 percent and the Lipper peer group by 4.99 percent.

Q: WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM?
A: A number of factors hampered fund performance. First, although the Fund is very underweighted in Japan versus its index, the Fund does hold shares of companies that would have benefited from an economic recovery that did not occur. Although the Japanese economy did show intermittent signs of improvement, a domestic expansion didn't happen and these shares did not help the Fund's performance. Second, the Fund does not own many of the very largest capitalization companies in Europe that were the dominant performers over the past year. We have felt for some time that many of these shares were less attractive than some of the smaller- to mid-cap stocks that we own in Europe. However, investor attention has been concentrated on the largest European companies. Finally, the Fund has had a weighting in emerging markets, especially Asian emerging markets, which have suffered from economic and political turmoil.

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PAST YEAR?
A: In Europe the Fund invested in a broad variety of companies including some mid-capitalization companies that we felt would benefit from economic recovery in Europe and continued strength in the United States. The Fund also invested in some companies that have been restructuring their businesses to become more efficient and competitive. Many of these shares have done well in 1997. However, the largest blue chip companies in Europe have had the best performance, and while the Fund does own some of these, such as Deutsche Bank, Mannesman, and BNP (1.7 percent, 1.7 percent and 1.8 percent of total net assets, respectively), we don't own them exclusively. During the year, just under 20 percent of the Fund's assets were invested in Japan, which is both our biggest underweighting versus the index and our largest sector weighting. We expected that the lowest interest rates since World War II would give Japan's economy the boost it needed to begin to recover. While Japan did periodically experience strong relative performance, a sustained economic recovery has not happened. Despite this, we still believe that a recovery may eventually take place and are maintaining our weighting for now.

Q: WHAT CAN YOU TELL US ABOUT THE FUND'S HOLDINGS IN THE EMERGING MARKETS?
A: We like developing markets because we think they can offer strong economic growth at very attractive valuations. Unfortunately, the Fund's holdings in emerging markets didn't add to performance during the past fiscal year. The Fund was especially hurt by the selloff in Asian emerging markets in which the fund is concentrated. However, we think the valuations of many of the emerging markets, especially in Asia, are attractive and we see many long-term investment opportunities. As for the Fund's investments in Latin America, stocks such as YPF and Telecom de Argentina (1.7 percent and 1.2 percent of total net assets, respectively) performed well.

Q: WHAT MARKETS HAVE STRONG PROSPECTS GOING FORWARD?
A: Although it has been struck by currency volatility, real estate and banking troubles and political turmoil, we're enthusiastic about Southeast Asia. We believe that the economic news is already reflected in attractive share prices there. Even though the Asian economies are likely to slow down, and some, such as Thailand, will be in recession, we think the future is still very bright. Asia has been investing heavily in modern infrastructure, savings rates are high, worker productivity is excellent, and its country's industrial plants are modern. We believe that Asia is in much better shape than Latin America after its crisis and that share prices will rise fairly soon in anticipation of a recovery.

Q: WHERE ELSE DID YOU FIND VALUE DURING THE PAST YEAR?
A: Low inflation across Europe and the widely held belief that world economies are improving helped cyclical stocks perform well. Two paper manufacturing companies in Finland, Enso and Metsa-Serla (1.6 percent and 1.8 percent of total net assets, respectively), are among the most efficient in their industry and added to the fund's performance. SSAB (1.4 percent of total net assets), a Swedish steel company that is one of the lowest-cost carbon steel manufacturers in the world, also contributed to performance.

Q: WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?
A: We think that emerging markets, especially in Asia, and companies with attractive valuations will come back into favor. We think that the emerging markets have better valuations than developed markets. We also believe that investors will move away from a narrow selection of the largest blue chip companies that are on relatively high valuations and focus more on some of the mid-cap names the fund owns.

The adviser currently limits expenses on class K shares to 1.75 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent this limit, total return would be less.


Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F International Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor International Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index and the S&P 500 are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's international fund peer group for the one-year and Life of Fund periods ended Sept. 30, 1997, were 18.59 percent and 8.13 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date.

Holdings are disclosed as a percentage of the SR&F International Portfolio's total net assets.

SR&F International Portfolio
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            NUMBER       MARKET
STOCKS (88.8%)                                           OF SHARES        VALUE
-------------------------------------------------------------------------------
ARGENTINA (2.9%)
Telecom Argentina ADRs...............................      65,200       $ 1,985
YPF Sociedad Anonima ADRs............................      76,000         2,803
                                                                       --------
                                                                          4,788
AUSTRALIA (1.0%)
Reinsurance Australia ...............................     585,617         1,595

BELGIUM (1.4%)
Generale de Banque...................................       5,720         2,323

BRAZIL (1.0%)
*Globex Utilidades S.A. Pfd..........................      71,000           859
*Perdigao S.A. ...................................... 364,700,000           732
                                                                       --------
                                                                          1,591
FINLAND (6.7%)
Enso Gutzeit (Ordinary R Shares).....................     252,000         2,584
Kemira  Oy...........................................     128,000         1,245
Merita LTD...........................................     542,000         2,573
Metsa-Serla Oy (B Shares)............................     318,000         2,930
Neste Oy.............................................      66,600         1,812
                                                                       --------
                                                                         11,144
FRANCE (6.9%)
Alcatel Alsthom......................................      17,786         2,366
Banque Nationale De Paris............................      60,100         3,028
Generale Des Eaux....................................      17,940         2,111
*Generale Des Eaux Warrants..........................      17,673            10
*Moulinex............................................      48,700         1,170
Total Petroles CIass B...............................      24,616         2,818
                                                                       --------
                                                                         11,503
GERMANY (7.3%)
AGIV AG..............................................      83,100         2,019
*Deutsche Bank AG....................................      39,800         2,794
Friedrick Grohe .....................................       6,300         1,794
Henkel  KGAA
   Ordinary Shares...................................       6,500           324
   Preferred Shares..................................      42,100         2,372
Mannesmann  AG.......................................       6,100         2,901
                                                                       --------
                                                                         12,204
HONG KONG (2.1%)
Companion Building...................................  10,118,752           654
Hong Kong Ferry......................................     530,000         1,096
Jardine Matheson Holdings ...........................     165,805         1,343
Vitasoy..............................................     999,364           436
                                                                       --------
                                                                          3,529
INDIA (1.0%)
Indian Petrochem GDRs................................      92,000           943
+Reliance Industries GDSs............................      29,000           664
                                                                       --------
                                                                          1,607

5


SR&F International Portfolio  CONTINUED
-------------------------------------------------------------------------------
                                                            NUMBER       MARKET
                                                         OF SHARES        VALUE
-------------------------------------------------------------------------------
INDONESIA (1.2%)
CP Indonesia.........................................   1,037,500         $ 174
*Ever Shine Tex......................................   2,019,688           447
Kawasan Industri Jababeka............................   1,438,333           902
Matahari Putra Prima.................................   1,361,000           468
                                                                       --------
                                                                          1,991
ISRAEL (0.5%)
Koor Industries......................................      39,500           815

ITALY (4.2%)
Banca Popolare di Milano.............................     375,800         2,199
*Olivetti............................................   2,776,320         1,528
Telecom Italia Savings Shares........................     852,326         3,317
                                                                       --------
                                                                          7,044
JAPAN (16.6%)
Canon ...............................................      86,000         2,515
DDI..................................................         281         1,410
Hitachi..............................................     212,000         1,843
Ito Yokado...........................................      50,000         2,708
*Japan OTC Fund......................................         840           410
Jusco ...............................................      86,000         1,959
Kaneshita Construction...............................      73,000           459
Kokusai Securities...................................     123,000           932
Matsushita Electric Industrial.......................     138,000         2,492
Mori Seiki...........................................     119,000         1,390
Murata Manufacturing.................................      54,000         2,335
Promise  Co..........................................      61,400         3,204
Suzuki Motor.........................................     201,000         1,931
Tokyo Style..........................................     116,000         1,163
*World Equity Benchmark Shares - Japan...............     134,000         1,667
Yamazen  Corporation.................................     521,000         1,260
                                                                       --------
                                                                         27,678
MALAYSIA (0.2%)
IOI Properties ......................................     298,000           287

MEXICO (0.4%)
Transportation Maritima Mexicana ADRs................      78,500           618

NETHERLANDS (3.0%)
Fortis AMEV..........................................      65,586         2,740
KPN..................................................      45,069         1,772
Sphinx Kon Gustavsberg...............................      56,427           524
                                                                       --------
                                                                          5,036
NEW ZEALAND (1.0%)
Brierley Investments.................................   1,824,883         1,612

NORWAY (4.0%)
Helikopter Service...................................     129,000         1,565
Norsk Hydro AS.......................................      44,800         2,675
Saga Petroleum ......................................     117,500         2,486
                                                                       --------
                                                                          6,726
PANAMA (1.3%)
Bladex ADRs..........................................      50,200         2,246

5

SR&F International Portfolio  CONTINUED
-------------------------------------------------------------------------------
                                                            NUMBER       MARKET
                                                         OF SHARES        VALUE
-------------------------------------------------------------------------------
PERU (0.5%)
Southern Peru Copper ADRs............................      43,000        $  782

PHILIPPINES (0.5%)
Metro Pacific........................................   7,220,000           872

PORTUGAL (1.1%)
*Portugal Telecom ADRs...............................      42,157         1,831

RUSSIA (0.7%)
*Fleming Russia Securities Fund......................      40,400         1,172

SOUTH KOREA (4.7%)
Kookmin Bank.........................................         500             6
Korea Exchange Bank..................................     279,995         1,506
*LG Electronics......................................      58,000         1,153
LG Securities........................................      52,950           625
Samchully ...........................................      23,843         1,147
Samsung Electronics
   GDRs..............................................      15,248           369
   Ordinary Shares...................................       1,337           125
   Preferred Shares..................................      25,774         1,038
SK Telecom...........................................         104            64
+Yukong GDRs.........................................      92,500         1,720
                                                                       --------
                                                                          7,753
SWEDEN (4.6%)
Avesta-Sheffield.....................................     252,000         2,410
*Biora ..............................................      32,200           603
SSAB Svenskt Stal AB B shares........................     109,800         2,273
*Diligentia AB.......................................     172,500         2,321
                                                                       --------
                                                                          7,607
SWITZERLAND (2.6%)
Bucher  AG...........................................       1,368         1,399
Danzas Holding AG....................................       5,100         1,090
Novartis AG..........................................       1,200         1,843
                                                                       --------
                                                                          4,332
THAILAND (1.3%)
IFCT ................................................     696,100           906
Precious Shipping ...................................     347,100           316
*Property Perfect ...................................     690,000            86
Siam Commercial Bank.................................     200,000           650
Sino Thai Engineering & Construction.................     151,200           250
                                                                       --------
                                                                          2,208
UNITED KINGDOM (10.1%)
*Billiton Plc........................................     261,400         1,009
BG Plc...............................................     699,000         3,043
*Celsis International Plc............................     487,905           812
*Centrica International Plc..........................     699,000         1,050
Inchcape Plc.........................................     655,902         3,046
Intrum Justita Plc...................................     305,000           374
Powerscreen International Plc........................     137,730         1,649
SmithKline Beecham Plc ..............................     265,054         2,576
*Tele-Communications International Plc...............     138,000         2,260
Transtec Plc.........................................     595,054         1,062
                                                                       --------
                                                                         16,881

6


SR&F International Portfolio  CONTINUED
-------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                            AMOUNT        VALUE
-------------------------------------------------------------------------------

Total Stocks (Cost $135,520)......................................     $147,775
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (12.0%)
UNITED STATES (12.0%)
COMMERCIAL PAPER (12.0%)
Associates Corp of North America
   6.400% 10/01/97...................................     $ 7,925         7,925
Enron 5.750% 10/01/97................................       6,000         6,000
Goldman Sachs Group 5.750% 10/02/97..................       6,000         5,999
                                                                       --------
   (Amortized cost $19,924).......................................       19,924
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.8%)
   (Cost Basis $155,444) .........................................      167,699
OTHER ASSETS, LESS LIABILITIES (-0.8%)............................       (1,269)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $166,430
                                                                       ========
-------------------------------------------------------------------------------

* Non-income producing.
+ These securities are subject to contractual or legal restrictions on their resale. At September 30, 1997, the aggregate value of these securities represented 1.4 percent of net assets.

See accompanying notes to financial statements.

STEIN ROE ADVISOR INTERNATIONAL FUND

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands, except per-share data)
ASSETS
Investment in SR&F International Portfolio, at value                        $107
Cash                                                                          17
Other assets                                                                  16
                                                                          ------
     Total Assets                                                           $140
                                                                          ======
LIABILITIES
Payable to investment adviser and transfer agent                            $ 20
Other liabilities                                                             13
                                                                          ------
     Total Liabilities                                                        33
                                                                          ------
CAPITAL
Paid-in capital                                                               98
Net unrealized appreciation of investments                                     7
Accumulated undistributed net realized gains on investments                    2
                                                                          ------
     TOTAL CAPITAL (NET ASSETS)                                              107
                                                                          ------
     TOTAL LIABILITIES AND CAPITAL                                          $140
                                                                          ======
SHARES OUTSTANDING (UNLIMITED NUMBER AUTHORIZED)                              10
                                                                          ======
NET ASSET VALUE (CAPITAL) PER SHARE                                       $10.70
                                                                          ======

See accompanying notes to financial statements.

STEIN ROE ADVISOR INTERNATIONAL FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997(a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends and interest allocated from SR&F International Portfolio         $  2
                                                                           ----
EXPENSES
Amortization of organization expenses                                        20
Accounting fees                                                              16
Audit and legal fees                                                         12
Trustees fees                                                                 4
Printing and postage                                                          3
Other                                                                         3
                                                                           ----
                                                                             58
Reimbursement of expenses by investment adviser                             (57)
                                                                           ----
     Total Expenses                                                           1
                                                                           ----
     Net Investment Income                                                    1
                                                                           ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments allocated
     from SR&F International Portfolio                                        2
Net realized losses on foreign currency transactions allocated
     from SR&F International Portfolio                                       (3)
Net change in unrealized appreciation or depreciation of investments
     and foreign currency transactions                                        7
                                                                           ----
     Net Gains on Investments and Foreign Currency Transactions               6
                                                                           ----
     Net Increase in Net Assets Resulting from Operations                     7
                                                                           ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

STEIN ROE ADVISOR INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income                                                     $   1
Net realized losses on investments and foreign currency transactions         (1)
Net change in unrealized appreciation or depreciation of investments
     and foreign currency transactions                                        7
                                                                          -----
  Net Increase in Net Assets Resulting from Operations                        7
                                                                          -----
SHARE TRANSACTIONS
Subscriptions to fund shares (10 shares)                                    100
                                                                          -----
     Net Increase from Share Transactions                                   100
                                                                          -----
     Net Increase in Net Assets                                             107

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                          -----
End of Period                                                             $ 107
                                                                          =====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F INTERNATIONAL PORTFOLIO

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value                                            $167,699
Receivable for investments sold                                              458
Dividends receivable                                                         233
Cash                                                                           4
Other assets                                                                   2
                                                                        --------
       Total Assets                                                      168,396
                                                                        --------
LIABILITIES
Payable for investments purchased                                          1,830
Payable to investment adviser                                                118
Other liabilities                                                             18
                                                                        --------
       Total Liabilities                                                   1,966
                                                                        --------
Net Assets applicable to investors' beneficial interest                 $166,430
                                                                        ========

See accompanying notes to financial statements.

SR&F INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends                                                              $  2,588
Interest income                                                             269
                                                                       --------
                                                                          2,857
Foreign taxes withheld                                                     (322)
                                                                       --------
       Total Investment Income                                            2,535
                                                                       --------
EXPENSES
Management fees                                                             839
Accounting fees                                                              18
Audit and legal fees                                                         18
Other                                                                        97
                                                                       --------
       Total Expenses                                                       972
                                                                       --------
       Net Investment Income                                              1,563
                                                                       --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
       FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments                                         6,092
Net realized losses on foreign currency transactions                        (97)
Net change in unrealized appreciation or depreciation of
       investments and foreign currency transactions                      5,615
                                                                       --------
       Net Gains on Investments and Foreign
            Currency Transactions                                        11,610
                                                                       --------
Net Increase in Net Assets Resulting from Operations                   $ 13,173
                                                                       ========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net Investment income                                                 $   1,563
Net realized gains on investments and foreign
        currency transactions                                             5,995
Net change in unrealized appreciation or depreciation
        of investments                                                    5,615
                                                                      ---------
        Net Increase in Net Assets Resulting
             from Operations                                             13,173
                                                                      ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                           171,752
Withdrawals                                                             (18,495)
                                                                      ---------
       Net Increase from Transactions in
       Investors' Beneficial Interests                                  153,257
                                                                      ---------
       Net Increase in Net Assets                                       166,430

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                      ---------
End of Period                                                         $ 166,430
                                                                      =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION OF THE SR&F INTERNATIONAL PORTFOLIO

The SR&F International Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe International Fund contributed $132,942 in securities and other assets. On February 14, 1997, Stein Roe Advisor International Fund contributed cash of $100.
     The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe International Fund and Stein Roe Advisor International Fund owned 99.94 percent and .06 percent, respectively.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Advisor International Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the mid-point between the bid and asked rates as of 4:00 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

FORWARD CURRENCY EXCHANGE CONTRACTS
The Portfolio may enter into forward contracts under which the Portfolio is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio did not have any open contracts at September 30, 1997.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments of certain transactions, such as foreign currency transactions. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
The books and records of the Fund and Portfolio are maintained in U.S. dollars.
     Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
     Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     All amounts, except per-share amounts, are shown in thousands.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the Portfolio is computed at an annual rate of .85 percent of average daily net assets. The administrative fee for the Fund is computed at an annual rate of .15 percent of average daily net assets.
      The administrative agreement for the Fund provides that the Adviser will reimburse the Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.75 percent of average daily net assets. This expense limitation expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     The transfer agent fees were paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. Effective October 15, 1997, CISC replaced SSI as transfer agent for the Fund.
     The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $16 and $18, respectively.
     Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended September 30, 1997, was $4 and $11, respectively. No remuneration was paid to any other trustee or officer of the Trusts.


NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.


NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended September 30, 1997, were $28,503 and $25,340, respectively.
     At September 30, 1997, the cost of investments in the Portfolio, for federal income tax purposes and for financial reporting were $156,341 and $155,444, respectively. Unrealized appreciation and depreciation on a tax basis were $30,162 and $18,804, respectively.


NOTE 6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
     Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR INTERNATIONAL FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                 Period
                                                                  Ended
                                                          September 30,
                                                               1997 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                         $    10.00
                                                             ----------
INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                     0.06
         Net realized and unrealized gains on investments          0.64
                                                             ----------
                  Total from investment operations                 0.70
                                                             ----------
NET ASSET VALUE, END OF PERIOD                               $    10.70
                                                             ==========
Ratio of net expenses to average net assets (b)                    1.75%*
Ratio of net investment income to average net assets (c)           0.87%*
Total return                                                       7.00%
Net assets, end of period                                    $      107

* Annualized
(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 88.15 percent for the period ended September 30, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

SR&F INTERNATIONAL PORTFOLIO
                                                                       Period
                                                                        Ended
                                                                September 30,
                                                                      1997(a)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets                   1.58%*
Ratio of net expenses to average net assets                            0.98%*
Portfolio turnover rate                                                  18%
Average commissions (per share) (b)                                $ 0.0002

*  Annualized
(a) From commencement of operations on February 3, 1997
(b) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of:

Stein Roe Advisor International Fund
SR&F International Portfolio

We have audited the accompanying balance sheet of the Stein Roe Advisor International Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F International Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F International Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor International Fund and the SR&F International Portfolio at September 30, 1997, the result of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
November 24, 1997

Stein Roe Advisor Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
   United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
   Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Colonial Investors Service Center, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants



OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief
   Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

                Liberty Financial Investments, Inc., distributor
                                Member SIPC 11/97